Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Each of the undersigned hereby certifies, in his capacity as an officer of EarthShell Corporation (the "Company") for the purposes of 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1) The Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2004 fully complies with the requirements of
               Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
               and

          (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated May 10, 2004


By: /s/ Simon K. Hodson
    ------------------------
    Simon K. Hodson
    Chief Executive Officer


By: /s/ D. Scott Houston
    ------------------------
    D. Scott Houston
    Chief Financial Officer